March 15, 2012

BNY MELLON FUNDS TRUST

BNY Mellon Large Cap Market Opportunities Fund
BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund

Supplement to Prospectus
dated December 30, 2011

The following information supplements and supersedes any contrary information contained in the prospectus relating to BNY Mellon Large Cap Market Opportunities Fund or BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund, respectively.

The Trust's board has approved an Income Stock Strategy, Appreciation Strategy and Large Cap Dividend Strategy as additional investment strategies for the fund, effective March 19, 2012 (the Effective Date).  In addition, the Trust's board approved a modification to the fund's U.S. Large Cap Growth Strategy, as described below, as of the Effective Date.  The fund invests directly in securities or in other investment companies, including other BNY Mellon Funds, funds in the Dreyfus Family of Funds and unaffiliated open-end funds, closed-end funds and exchange-traded funds (referred to below as underlying funds), which in turn may invest directly in securities.

As revised to reflect the addition of the Income Stock, Appreciation and Large Cap Dividend Strategies and modification to the U.S. Large Cap Growth Strategy, the investment strategies and the fund's targets and ranges (expressed as a percentage of the fund's investable assets) for allocating its assets among the investment strategies as of the Effective Date, are as follows:

BNY Mellon Large Cap Market Opportunities Fund

Investment Strategy	Target	Range
Focused Equity Strategy	42%	0% to 50%
U.S. Large Cap Equity Strategy	42%	0% to 50%
U.S. Core Equity 130/30 Strategy	10%	0% to 50%
Dynamic Large Cap Value Strategy	0%	0% to 50%
Large Cap Growth Strategy	0%	0% to 50%
U.S. Large Cap Growth Strategy	6%	0% to 50%
Income Stock Strategy	0%	0% to 50%
Appreciation Strategy	0%	0% to 50%
Large Cap Dividend Strategy	0%	0% to 50%

BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund

Investment Strategy	Target	Range
Large Cap Core Strategy	20%	20% to 50%
Large Cap Tax-Sensitive Strategy	25%	25% to 60%
Focused Equity Strategy	20%	0% to 30%
U.S. Large Cap Equity Strategy	23%	0% to 30%
U.S. Core Equity 130/30 Strategy	7%	0% to 30%
Dynamic Large Cap Value Strategy	0%	0% to 30%
Large Cap Growth Strategy	0%	0% to 30%
U.S. Large Cap Growth Strategy	5%	0% to 30%
Income Stock Strategy	0%	0% to 30%
Appreciation Strategy	0%	0% to 30%
Large Cap Dividend Strategy	0%	0% to 30%

Description of the Investment Strategies

The following describes the additional and modified investment strategies employed by the portfolio managers in choosing investments for the fund or the underlying fund in which the fund invests.

U.S. Large Cap Growth Strategy

The portion of the fund's assets allocated to the U.S. Large Cap Growth Strategy also may be invested in Dreyfus Research Growth Fund, Inc., a mutual fund advised by The Dreyfus Corporation and managed by the same portfolio managers responsible for the fund's U.S. Large Cap Growth Strategy using substantially similar investment strategies as those used in managing this portion of the fund's assets.  The underlying fund seeks long-term capital growth consistent with the preservation of capital.  Current income is a secondary goal.  To pursue these goals, the underlying fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in common stocks.  The underlying fund may invest up to 25% of its assets in foreign securities.  The underlying fund's investments also may include preferred stocks and convertible securities, including to a limited degree, stocks purchased in initial public offerings.

The underlying fund invests in stocks selected by a team of core research analysts, with each analyst responsible for fund investments in his or her area of expertise.  As the underlying fund's portfolio managers, these analysts utilize a fundamental, bottom-up research process to identify investments for the underlying fund.  The underlying fund invests in those companies in which the analysts have the highest degree of conviction or have identified a strong near-term catalyst for earnings growth or share price appreciation.  The analysts, under the direction of the director of the core research team, determine the underlying fund's allocations among market sectors.  The underlying fund's portfolio is structured so that its sector weightings generally are similar to those of the Russell 1000® Growth Index, the underlying fund's benchmark.

The underlying fund typically sells a security when the research analyst responsible for the investment believes there has been a negative change in the fundamental factors surrounding the company, the company has become fully valued, or a more attractive opportunity has been identified.

Although not a principal investment strategy, the underlying fund may, but is not required to, use derivatives, such as options, futures and options on futures (including those relating to stocks, indexes and foreign currencies) and forward contracts, as a substitute for investing directly in an underlying asset, to increase returns, or as part of a hedging strategy.  The underlying fund also may engage in short-selling, typically for hedging purposes, such as to limit exposure to a possible market decline in the value of its portfolio securities. The underlying fund also may invest in ETFs and similarly pooled investments in order to provide exposure to certain equity markets.

Income Stock Strategy

The portion of the fund's assets allocated to the Income Stock Strategy is invested in BNY Mellon Income Stock Fund, a mutual fund advised by the fund's investment adviser.  The underlying fund seeks total return (consisting of capital appreciation and income).  This objective may be changed without shareholder approval.  To pursue its goal, the underlying fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in stocks.  The underlying fund seeks to focus on dividend-paying stocks and other investments and investment techniques that provide income.  The underlying fund's portfolio manager chooses stocks through a disciplined investment process that combines computer modeling techniques, fundamental analysis and risk management.  The underlying  fund emphasizes those stocks with value characteristics, although it may also purchase growth stocks.  The underlying  fund's investment process is designed to provide investors with investment exposure to sector weightings and risk characteristics generally similar to those of the Dow Jones U.S. Select Dividend IndexSM (Dow Jones Index), which is comprised of 100 of the highest dividend-yielding securities (excluding REITs) in the Dow Jones U.S. Index, a broad-based index that is representative of the total U.S. equity market.  The underlying  fund's allocations, however, may differ from those of the Dow Jones Index.  The underlying  fund invests primarily in common stocks, but its stock investments also may include convertible securities (up to 10% of the underlying  fund's assets), preferred stocks (up to 10% of the underlying  fund's assets), and American Depositary Receipts (ADRs), including those purchased in initial public offerings.  The underlying  fund also may invest in fixed-income securities and money market instruments.

In selecting securities, the underlying fund's portfolio manager uses a computer model to identify and rank stocks within an industry or sector, based on several characteristics, including:

•         value, or how a stock is priced relative to its perceived intrinsic worth

•    growth, in this case the sustainability or growth of earnings

•    financial profile, which measures the financial health of the company

Next, based on fundamental analysis, the underlying fund's portfolio manager generally selects the most attractive of the higher ranked securities, drawing on a variety of sources, including internal research as well as Wall Street research, and company management.

Finally, the underlying fund's portfolio manager manages risk by diversifying across companies and industries, seeking to limit the potential adverse impact from any one stock or industry.  The fund may at times overweight certain sectors in attempting to achieve higher yields.

The underlying fund typically sells a security when the company's potential dividend yield declines, the portfolio manager believes that there has been a negative change in the fundamental factors surrounding the company, the company has lost favor in the current market or economic environment or a more attractive opportunity has been identified.

Although not a principal investment strategy, the underlying fund may, but currently does not intend to, use exchange-traded derivatives, such as futures (including those relating to stocks, indexes, foreign currencies and interest rates), as a substitute for investing directly in an underlying asset, to increase returns or income, to manage interest rate risk, or as part of a hedging strategy.  The underlying fund also may inter into over-the-counter derivative transactions, such as forward contracts and swap agreements.

Appreciation Strategy

The portion of the fund's assets allocated to the Appreciation Strategy is invested in Dreyfus Appreciation Fund, Inc., a mutual fund advised by The Dreyfus Corporation and sub-advised by Fayez Sarofim & Co.  The underlying fund seeks long-term capital growth consistent with the preservation of capital.  Its secondary goal is current income. To pursue these goals, the underlying fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in common stocks.  The underlying fund focuses on "blue chip" companies with total market capitalizations of more than $5 billion at the time of purchase, including multinational companies.  These are established companies that have demonstrated sustained patterns of profitability, strong balance sheets, an expanding global presence and the potential to achieve predictable, above-average earnings growth.

In choosing stocks, the underlying fund's portfolio managers first identify economic sectors they believe will expand over the next three to five years or longer.  Using fundamental analysis, the underlying fund's portfolio managers then seek companies within these sectors that have proven track records and dominant positions in their industries.  The underlying fund also may invest in companies which the underlying fund's portfolio managers consider undervalued in terms of earnings, assets or growth prospects.

The underlying fund employs a "buy-and-hold" investment strategy, which generally has resulted in an annual portfolio turnover of below 15%.  A low portfolio turnover rate helps reduce the underlying fund's trading costs and minimizes tax liability by limiting the distribution of capital gains.

The underlying fund typically sells a stock when the portfolio managers believe there is a significant adverse change in a company's business fundamentals that may lead to a sustained impairment in earnings power.

Large Cap Dividend Strategy

The portion of the fund's assets allocated to the Large Cap Dividend Strategy normally is invested primarily in equity securities, focusing on dividend-paying stocks and other investments and investment techniques that provide income.  The portfolio manager responsible for the Large Cap Dividend Strategy chooses securities through a disciplined investment process that combines fundamental analysis and risk management.  The Large Cap Dividend Strategy emphasizes those securities with above market average yield, although the portfolio manager may purchase those securities with low or no dividend.  This portion of the fund's assets may be invested in the stocks of companies of any size, although the strategy focuses on large cap companies.  The investment process for the Large Cap Dividend Strategy is designed to provide investors with investment exposure to sector weightings and risk characteristics generally similar to those of the Dow Jones U.S. Select Dividend IndexSM (Dow Jones Index), which is comprised of 100 of the highest dividend-yielding securities (excluding REITs) in the Dow Jones U.S. Index, a broad-based index that is representative of the total U.S. equity market.  The Large Cap Dividend Strategy's allocations, however, may differ from those of the Dow Jones Index.  The fund invests its assets allocated to the Large Cap Dividend Strategy primarily in common stocks, but such investments also may include convertible securities (up to 25% of the fund's assets allocated to this strategy), preferred stocks (up to 25% of the fund's assets allocated to this strategy), REITs (up to 25% of the fund's assets allocated to this strategy) and ADRs (up to 25% of the fund's assets allocated to this strategy), including those purchased in initial public offerings.  The fund's assets allocated to the Large Cap Dividend Strategy also may be invested in fixed-income securities and money market instruments.

In selecting securities, the portfolio manager responsible for the Large Cap Dividend Strategy screens the universe of large cap companies focusing on those with above average dividend yield.  The portfolio manager assesses the outlook for earnings and dividend growth among these companies.  Next, based on fundamental analysis, the portfolio manager selects the most attractive securities, drawing on a variety of sources, including internal research as well as Wall Street research, and company management.

Finally, the portfolio manager responsible for the Large Cap Dividend Strategy manages risk by diversifying across companies and industries, seeking to limit the potential adverse impact from any one stock or industry.  The Large Cap Dividend Strategy may at times overweight certain sectors in attempting to achieve higher yields.

The portfolio manager responsible for the Large Cap Dividend Strategy typically sells a security when the company's potential dividend yield declines, the portfolio manager believes that there has been a negative change in the fundamental factors surrounding the company, the company has lost favor in the current market or economic environment or a more attractive opportunity has been identified.

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Investment Risks

In addition to the investment risks and other potential risks applicable to the fund as described in the fund's prospectus, an investment in the fund is also subject to the additional risks described below.

•         Convertible securities risk.  Convertible securities may be converted at either a stated price or stated rate into underlying shares of common stock.  Convertible securities generally are subordinated to other similar but non-convertible securities of the same issuer.  Although to a lesser extent than with fixed-income securities, the market value of convertible securities tends to decline as interest rates increase.  In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stock.  Although convertible securities provide for a stable stream of income, they are subject to the risk that their issuers may default on their obligations. Convertible securities also offer the potential for capital appreciation through the conversion feature, although there can be no assurance of capital appreciation because securities prices fluctuate.  Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality because of the potential for capital appreciation.

•         Preferred stock risk.  Preferred stock is a class of a capital stock that typically pays dividends at a specified rate.  Preferred stock is generally senior to common stock, but subordinate to debt securities, with respect to the payment of dividends and on liquidation of the issuer.  The market value of preferred stock generally decreases when interest rates rise and is also affected by the issuer's ability to make payments on the preferred stock.

•         ADR risk.  ADRs may be subject to certain of the risks associated with direct investments in the securities of foreign companies, such as currency risk, political and economic risk and market risk, because their values depend on the performance of the non-dollar denominated underlying foreign securities.  Certain countries may limit the ability to convert ADRs into the underlying foreign securities and vice versa, which may cause the securities of the foreign company to trade at a discount or premium to the market price of the related ADR.  In addition, holders of unsponsored ADRs generally bear all the costs of such facilities and the depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such ADRs in respect of the deposited securities.

•         Real estate sector risk.  Investments in the securities of companies principally engaged in the real estate sector will be affected by factors particular to the real estate sector.  The securities of issuers that are principally engaged in the real estate sector may be subject to risks similar to those associated with the direct ownership of real estate.  These include: declines in real estate values, defaults by mortgagors or other borrowers and tenants, increases in property taxes and operating expenses, overbuilding, fluctuations in rental income, changes in interest rates, possible lack of availability of mortgage funds or financing, extended vacancies of properties, changes in tax and regulatory requirements (including zoning laws and environmental restrictions), losses due to costs resulting from the clean-up of environmental problems, liability to third parties for damages resulting from environmental problems, and casualty or condemnation losses.  In addition, the performance of the economy in each of the regions and countries in which the real estate owned by a portfolio company is located affects occupancy, market rental rates and expenses and, consequently, has an impact on the income from such properties and their underlying values.  Moreover, certain real estate investments are relatively illiquid and, therefore, the ability of real estate companies to vary their portfolios promptly in response to changes in economic or other conditions is limited.

In addition to the risks which are linked to the real estate sector in general, REITs are subject to additional risks.  Equity REITs, which invest a majority of their assets directly in real property and derive income primarily from the collection of rents and lease payments, may be affected by changes in the value of the underlying property owned by the trust, while mortgage REITs, which invest a majority of their assets in real estate mortgages and derive income primarily from the collection of interest payments, may be affected by the quality of any credit extended.  Further, REITs are highly dependent upon management skill and often are not diversified.  REITs also are subject to heavy cash flow dependency and to defaults by borrowers or lessees.  In addition, REITs possibly could fail to qualify for favorable tax treatment under applicable U.S. or foreign law and/or to maintain exempt status under the Investment Company Act of 1940, as amended.  Certain REITs provide for a specified term of existence in their trust documents.  Such REITs run the risk of liquidating at an economically disadvantageous time.

•         Interest rate and credit risks.  Any investment in fixed-income securities will be subject primarily to interest rate and credit risks.  Prices of bonds tend to move inversely with changes in interest rates.  Typically, a rise in rates will adversely affect bond prices and, to the extent the fund invests in bonds, the fund's share price.  The longer the effective maturity and duration of these investments, the more likely the fund's share price will react to interest rates.  Credit risk is the risk that the issuer of the security will fail to make timely interest or principal payments, and includes the possibility that any of the fund's fixed-income investments will have its credit rating downgraded.

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Portfolio Management

Irene D. O'Neill has been the primary portfolio manager responsible for the Large Cap Dividend Strategy since March 2012.  Ms. O'Neill has been employed by The Dreyfus Corporation since 2002.  She is also a managing director and senior portfolio manager of The Bank of New York Mellon, which she joined in 2002.

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March 15, 2012

BNY MELLON FUNDS TRUST

BNY Mellon Large Cap Market Opportunities Fund
BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund

Supplement to Statement of Additional Information
dated December 30, 2011

The following information supplements and supersedes any contrary information contained in the Statement of Additional Information relating to BNY Mellon Large Cap Market Opportunities Fund or BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund, respectively.

The Trust's Board has approved an Income Stock Strategy, Appreciation Strategy and Large Cap Dividend Strategy as additional investment strategies for the Fund, effective March 19, 2012.  The Fund invests directly in securities or in other investment companies, including other BNY Mellon Funds, funds in the Dreyfus Family of Funds and unaffiliated open-end funds, closed-end funds and exchange-traded funds (referred to below as "underlying funds"), which in turn may invest directly in securities.

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No administration fee is applied to assets held by the Fund which are invested in shares of any underlying funds.

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